UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2013

EDISON MISSION ENERGY
MIDWEST GENERATION, LLC

(Exact name of registrants as specified in their charters)

DELAWARE DELAWARE	333-68630 333-59348	95-4031807 33-0868558
(States or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	numbers)	identification no.)

3 MacArthur Place, Suite 100

Santa Ana, California  92707
235 Remington Boulevard, Suite A
Bolingbrook, Illinois 60440

(Addresses of principal executive offices, including zip code)

714-513-8000
630-771-7800

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is filed by the registrants: Edison Mission Energy (“EME”) and Midwest Generation, LLC (“MWG”). Information contained herein related to any individual registrant is furnished solely on it own behalf. Neither registrant makes any representation as to information relating exclusively to the other registrant. This Current Report on Form 8-K includes forward-looking statements. EME and MWG have based these forward-looking statements on their current expectations and projections about future events based upon knowledge of facts as of the date of this Current Report on Form 8-K and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside EME’s and MWG’s control. EME and MWG have no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read with EME and MWG’s combined Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q.

Item 7.01  Regulation FD Disclosure

On May 20, 2013, EME entered into non-disclosure agreements with certain of EME’s senior unsecured noteholders (the “Noteholders”) for the purpose of facilitating discussions between and among EME and MWG (together, the “Debtors”), the Noteholders and the Owner Participants under the Facility Lease Agreements related to the Powerton and Joliet generating stations in Illinois (the “Lease Agreements”) concerning terms of various potential restructuring alternatives with respect to certain of the Debtors’ obligations under the Lease Agreements (the “Potential Restructuring Alternatives”).

Pursuant to the non-disclosure agreements, EME agreed to publicly disclose confidential information relating to the discussions concerning the Potential Restructuring Alternatives.  As a result, the Debtors are furnishing the information set out in this Item 7.01 and in the exhibits hereto. The information furnished in this Item 7.01 includes certain tax indemnity agreements, certain schedules that are part of the Lease Agreements, and certain materials prepared by Houlihan Lokey, financial advisor to an ad hoc group that includes the Noteholders, setting forth a summary of the Potential Restructuring Alternatives presented by the Debtors, the Owner Participants and, most recently, the Noteholders. None of the Potential Restructuring Alternatives have been agreed to by any of the parties.

The information in this item 7.01, including Exhibits 10.1, 10.2, 10.3, 10.4, 99.1, 99.2, 99.3, 99.4 and 99.5, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by EME or MWG under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein. By filing this Current Report on Form 8-K and furnishing this information, the Debtors make no admission as to the materiality of any information in Item 7.01 of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1. Tax Indemnity Agreement (T1) dated as of August 17, 2000, between Powerton Generation I, LLC and Edison Mission Energy.

10.2. Tax Indemnity Agreement (T2) dated as of August 17, 2000, between Powerton Generation II, LLC and Edison Mission Energy.

10.3. Tax Indemnity Agreement (T1) dated as of August 17, 2000, between Joliet Generation I, LLC and Edison Mission Energy.

10.4. Tax Indemnity Agreement (T2) dated as of August 17, 2000, between Joliet Generation II, LLC and Edison Mission Energy.

99.1     Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.

99.2     Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.

99.3     Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.

99.4     Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.

99.5     Illustrative PoJo Counter Proposal dated May 31, 2013, prepared by Houlihan Lokey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Edison Mission Energy

Date:	June 7, 2013	/s/ Maria Rigatti
MARIA RIGATTI Senior Vice President and Chief Financial Officer

Midwest Generation, LLC

Date:	June 7, 2013	/s/ Maria Rigatti
MARIA RIGATTI Manager and Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Tax Indemnity Agreement (T1) dated as of August 17, 2000, between Powerton Generation I, LLC and Edison Mission Energy.
10.2	Tax Indemnity Agreement (T2) dated as of August 17, 2000, between Powerton Generation II, LLC and Edison Mission Energy.
10.3	Tax Indemnity Agreement (T1) dated as of August 17, 2000, between Joliet Generation I, LLC and Edison Mission Energy.
10.4	Tax Indemnity Agreement (T2) dated as of August 17, 2000, between Joliet Generation II, LLC and Edison Mission Energy.
99.1	Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T1), dated as of August 17, 2000, between Powerton Trust I, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.
99.2	Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T2), dated as of August 17, 2000, between Powerton Trust II, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.
99.3	Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T1), dated as of August 17, 2000, between Joliet Trust I, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.
99.4	Schedules 1-1, 1-2, 1-3, and 2 to Facility Lease Agreement (T2), dated as of August 17, 2000, between Joliet Trust II, as Owner Lessor, and Midwest Generation, LLC, as Facility Lessee.
99.5	Illustrative PoJo Counter Proposal dated May 31, 2013, prepared by Houlihan Lokey.